October 2, 1998

Primadonna Resorts, Inc.
PRMA Las Vegas, Inc.
New York- New York Hotel & Casino, LLC

Gentlemen:

Reference is made to that certain Amendment No. 3 dated as of September 24, 1998 ("Amendment No.3") to the Construction/Revolving Loan Agreement among
New York-New York Hotel & Casino, LLC. ("Borrower"), the Banks party thereto, Bank of Scotland, and Societe Ganerale, as Lead Managers, Wells Fargo Bank, N.A. (Successor to First Interstate Bank of Nevada), as Co-Agent, and Bank of America National Trust and Savings Association, as Managing Agent (the "Credit Agreement"), and to the Consent of Guarantors to Amendment No. 3 dated concurrently therewith entered into by MGM Grand, Inc. ("MGMG") and Primadonna Resorts, Inc. ("PRMS") ("the Consent").

As an inducement to MGMG entering into and delivering the Consent, PRMA, PRMA Las Vegas, Inc. and Borrower hereby covenant and agree with MGMG as follows:

1. Notwithstanding anything to the contrary permitted by the Credit Agreement, as amended by Amendment No. 3, the parties hereto shall cause Borrower to make voluntary reductions to the Commitment pursuant to Section 2.5 of the Credit Agreement equal to the amount computed from time to time as if Section 2.6 of the Credit Agreement (which was deleted by operation of Amendment No. 3) remained in full force and effect. Such voluntary reductions shall be made at such time or times as they would have been required under Section 2.6. The foregoing shall be in addition to any other voluntary reductions to the Commitment which Borrower may elect to make.

2. The covenants and agreements contained herein are for the sole benefit of the parties hereto, and it is the parties' mutual intention that no third party rights or benefits are created hereby (including with respect to the other parties to the Credit Agreement).























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If the foregoing is acceptable, please execute and return a copy of this letter to signify our mutual agreement.

Very truly yours,

MGM Grand, Inc.


By: _______________________________

Accepted and Agreed

Primadonna Resorts, Inc.

By: _______________________________

PRMA Las Vegas, Inc.

By: _______________________________

New York- New York Hotel  & Casino, LLC

By: ________________________________

















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Primadonna Resorts, Inc.
PRMA Las Vegas, Inc.
New York- New York Hotel & Casino, LLC
August __, 1998
Page 2